UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 30, 2005
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              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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        (Exact Name of Registrant as Specified in its Charter)


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              Delaware                0-20303             13-2846796
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   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
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       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal Officers.
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      (b)	Effective April 30, 2005, Peter A. Duhamel resigned
from his position as Senior Vice President of Touchstone Applied
Science Associates, Inc. in order to pursue other interests.

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 2, 2005               TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.


                                 By: _/s/ ANDREW L. SIMON
                                     ---------------------------------
                                     Andrew L. Simon
                                     President and Chief Executive Officer
                                     and Chief Financial Officer